                                                                   EXHIBIT 10.11

                         [FORD FINANCIAL SERVICES LOGO]


                             LEASE SCHEDULE NO. 002
                                       TO
                    MASTER LEASE AGREEMENT NO.: B01060898SD
              (including all supplements and addenda the "Lease")

                                  dated as of

                          THE 13TH DAY OF AUGUST, 1998

                                    between

                    FORD FINANCIAL SERVICES, INC. ("Lessor")

                                      and

                      INTERACTIVE TELESIS, INC. ("Lessee")
          ************************************************************


                              TERMS AND CONDITIONS

     1. Lease. All terms used herein shall have the same meaning as set forth the Lease. The items of Equipment described on Exhibit "A", attached hereto and incorporated herein by this reference, are hereby Leased on the terms specified herein and in the Lease which by this reference are incorporated in this Schedule.

     2.   Terms and Commencement Date. The term of this Lease is for THIRTY SIX
(36) MONTHS, is nonterminable and shall commence on the date Lessee signs the Delivery and Acceptance Certificate relating to the Equipment ("Acceptance Date").

     3.   Rent. Lessee shall pay Rent to Lessor for the Equipment as follows:

          $3,235.61 PER MONTH FOR 36 MONTHS.

The payment of "Per Diem Rent" (calculated as one-thirtieth (1/30) of the monthly Rent amount) hereunder shall begin on the Acceptance Date and shall continue until the "Rent Commencement Date," which shall be a date chosen by the Lessor that is within thirty (30) days following the Acceptance Date. The first and last payment(s) of Rent shall be due and payable on the Rent Commencement Date. All subsequent Rent payments shall be due and payable on the same day of each succeeding calendar month thereafter until all obligations of Lessee under the Lease have been paid in full.

     Rental payments shall be paid to:

               FORD FINANCIAL SERVICES, INC.
               12520 HIGH BLUFF DR., STE. 120
               SAN DIEGO, CALIFORNIA 92130
               ATTN: LEASE DEPARTMENT

or such other addresses that may be designated by written notice given in the manner prescribed in the Lease.

     4.   Location of Equipment:

               INTERACTIVE TELESIS, INC.
               535 ENCINITAS BLVD., STE. 116
               ENCINITAS, CALIFORNIA 92024

     5. Advance Rental. Upon the execution of this Schedule, Lessee shall pay to Lessor as Advance Rental(s) and Deposit(s) in an amount equal to $16,426.95. Upon Acceptance by Lessor of this Schedule, the Advance Rental(s) and Deposit(s) shall become non-refundable. Upon execution of the Delivery and Acceptance Certificate the Advance Rental(s) and Deposit(s) shall be applied to the First and Last month's Rent and any transaction, including, but not limited to, Lessee's rejection or refusal to Accept any item of Equipment pursuant to this Schedule, Lessor may retain the Advance Rental(s) and Deposit(s) as liquidated damages.

     6. Stipulated Loss Value. If this Schedule contains a Stipulated Loss Value of the Equipment, the Stipulated Loss Value of each item of Equipment as of each rental payment date in respect thereto shall be that percentage of Purchase Price of such item of Equipment as set forth in the Stipulated Loss Value Rider (Exhibit " ") opposite the number of rental payments in respect of such item of Equipment which would have become due and including such date. The Purchase Price of the Equipment (including any applicable sales or use taxes and charges for transportation, assembly and/or installation) is $99,557.28.

     7. Counterparts. Three (3) counterparts of this Schedule have been executed by the parties hereto. One counterpart has been designated "Lessor's Copy." One counterpart has been designated "Lessee's Copy." One counterpart has been designated "File Copy." Only the counterpart marked "Lessor's Copy" along with the original or a photocopy of the Lease evidence Lessee's monetary obligations hereunder and therefore constitutes chattel paper under the Uniform Commercial Code. Notwithstanding the foregoing, if Lessor's Copy of this Lease shall become lost, mutilated or destroyed, Lessor may prove this Lease by photocopies hereof, or by Lessee's Copy.

     8. End of Term Provision. The Lessor, at its option, may grant to Lessee the option to purchase all of the equipment set forth in said Lease Schedule upon the termination of the initial Lease Schedule Term, provided, however, that the Lessee has performed all conditions of said Lease and that an "Event of Default" has not occurred. Not withstanding the foregoing, the Lessor shall have the option to require the Lessee to purchase the equipment upon the full expiration of the Lease Schedule Term for its then Fair Market Value ("FMV"). Lessee hereby agrees that the Fair Market Value shall be based upon an appraisal provided by an appraiser of the Lessors selection. Should Lessor so require, Lessee hereby guarantees a minimum payment of $9,955.73 plus applicable taxes.

LESSOR: FORD FINANCIAL SERVICES, INC.    LESSEE: INTERACTIVE TELESIS, INC.

By: /s/ [Signature Illegible]            By: /s/ DONALD E. CAMERON
   ----------------------------------       -----------------------------------
                                                 DONALD E. CAMERON

Title: President DATE: 25 Sept., 1998    Title: President DATE: 9-25, 1998
      -----------     ---------                -----------     -----

                                      FFSI
                         Ford Financial Services, Inc.


                                   EXHIBIT A

                                                                     Page 1 of 4

     Attached to and forming a part of the following documents: LEASE SCHEDULE NUMBER 002 under that certain MASTER LEASE AGREEMENT NUMBER: B01060898SD DATED THE 13TH DAY OF AUGUST, 1998 Certificate of Acceptance and UCC-1 Financing Statement to the referenced Lease Schedule, and any addenda thereto by and between FORD FINANCIAL SERVICES, INC., as Lessor, and INTERACTIVE TELESIS, INC., as Lessee.

     The Lease Schedule referenced above is incorporated herein by this reference. All terms used herein which are defined in the Lease shall have the same meaning herein.

     Lessee is hereby instructed to contact the Supplier referenced below for a description of any rights Lessee may have under the Supply Contract covering the Equipment.

                    EQUIPMENT                                         MODEL          SERIAL         PURCHASE
SUPPLIER  QUANTITY  DESCRIPTION                                       NUMBER         NUMBER         PRICE
--------  --------  -----------                                       ------         ------         --------
DELL      220-0439  1    Dell Dimension XPS R350MHz                   2,048.00       2,048.00
                         Pentium II Minitower Base
                         with MMX Technology and
                         512K Cache

          310-0050  1    MS Intellimouse,
                         Factory Install

          310-7002  1    Windows Spacesaver 104 Key
                         Keyboard, Factory Install

          311-6377  1    256MB, SDRAM Memory,
                         Factory Install

          313-1086  1    40X MAX Variable CD ROM,
                         Factory Install

          313-3607  1    No modem requested for
                         Dell Dimension

          313-4514  1    No Speaker Requested

          313-4515  1    No Sound Requested

          320-3000  1    Video ready option w/o monitor

          320-3529  1    STB nVidia ZX 8MB 3D 2X AGP
                         Graphics Card,
                         Factory Install

          340-2406  1    Iomega Zip 100MB Internal
                         Drive with Two Cartridges (NT)
                         Factory Install

          340-4498  1    10GB 5400RPM Ultra ATA Hard
                         Drive, Factory Install

          340-7016  1    3.5, 1.44MB Floppy Drive,
                         Factory Install

          420-6111  1    Windows NT Workstation 4.0 CD,
                         Factory Installed,
                         CD Documentation

          460-3300  1    No Microsoft Internet Explorer
                         v4.0, Installed

          900-1600  1    SelectCare, Initial Year, Next                    .00            .00
                         Business Day On-Site Service
                         Contract, BSC*


          900-5112  1    Next Business Day, Parts                          .00            .00
                         Delivery Service,
                         Years 2 & 3 Included

          412-0071  1    MS Office Small Business
                         Edition 97.2
                         CD & No Printed Manual
                         US English, Factory Install

          412-0078  1    MS Encarta '98, CD, No Manual
                         US English, Factory Installed

          460-2101  1    The Customer agrees to
                         purchase the above product(s)
                         at the above price(s),

          460-2102  1    Plus applicable taxes and
                         shipping & handling charges,
                         subject to the applicable Dell
                         terms and conditions.

                         This quote is subject to the terms of
                         the agreement signed by you and Dell, or
                         absent such agreement, is subject to the
                         applicable Dell standard terms of sale.
                                                                                   SUB TOTAL   2,048.00
                                                                                         TAX     165.75
                                                                         SHIPPING & HANDLING      90.00
                                                                                       OTHER        .00
                                               Thank you for calling Dell              TOTAL  $2,303.75

                    EQUIPMENT                                         MODEL          SERIAL         PURCHASE
SUPPLIER  QUANTITY  DESCRIPTION                                       NUMBER         NUMBER         PRICE
--------  --------  -----------                                       ------         ------         --------
          220-0439  12   Dell Dimension XPS R350MHz                   2,098.00       2,098.00
                         Pentium II Minitower Base
                         with MMX Technology and
                         512K Cache

          310-0050  12   MS Intellimouse,
                         Factory Install

          310-7002  12   Windows Spacesaver 104 Key
                         Keyboard, Factory Install

          311-6377  12   256MB, SDRAM Memory,
                         Factory Install

          313-1086  12   40X MAX Variable CD ROM,
                         Factory Install

          313-3607  12   No modem requested for
                         Dell Dimension

          313-4514  12   No Speaker Requested

          313-4515  12   No Sound Requested

          320-3000  12   Video ready option w/o monitor

          320-3529  12   STB nVidia ZX 8MB 3D 2X AGP
                         Graphics Card,
                         Factory Install

          340-4498  12   10GB 5400RPM Ultra ATA Hard
                         Drive, Factory Install

          340-7016  12   3.5, 1.44MB Floppy Drive,
                         Factory Install

          420-6111  12   Windows NT Workstation 4.0 CD,
                         Factory Installed,
                         CD Documentation

          430-3034  12   3COM 3C905B Fast Etherlink XL
                         10/100 PCI NIC,
                         Factory Install

          460-3300  12   No Microsoft Internet Explorer
                         v4.0, Installed

          900-1600  12   SelectCare, Initial Year, Next                    .00            .00
                         Business Day On-Site Service
                         Contract, BSC*

          900-1602  12   SelectCare 2 Years Extended,                      .00            .00
                         Next Business Day On-Site
                         Service Contract, BSC

          412-0071  12   MS Office Small Business
                         Edition 97.2
                         CD & No Printed Manual,
                         US English, Factory Install

          412-0078  12   MS Encarta '98, CD, No Manual
                         US English, Factory Installed

          460-2101  12   The Customer agrees to
                         purchase the above product(s)
                         at the above price(s),

          460-2102  12   Plus applicable taxes and
                         shipping & handling charges,
                         subject to the applicable Dell
                         terms and conditions.

                         This quote is subject to the terms of
                         the agreement signed by you and Dell, or
                         absent such agreement, is subject to the
                         applicable Dell standard terms of sale.
                                                                                   SUB TOTAL  25,176.00
                                                                                         TAX   2,034.84
                                                                         SHIPPING & HANDLING   1,080.00
                                                                                       OTHER        .00
                                               Thank you for calling Dell              TOTAL $28,290.84

                                                                     Page 3 of 4

                    EQUIPMENT                                         MODEL          SERIAL         PURCHASE
SUPPLIER  QUANTITY  DESCRIPTION                                       NUMBER         NUMBER         PRICE
--------  --------  -----------                                       ------         ------         --------
          220-0508  1    Dell PowerEdge 4200,                        16,466.04      16,466.04
                         333MHx/512k, with
                         Redundant Power Supply

          310-0017  1    Microsoft System Mouse with
                         Driver Disks
                         Factory Installed

          310-7004  1    Windows Performance 104 Key
                         Keyboard, Factory Installed

          311-0215  1    1024 MB RAM, 9 DIMMs
                         Factory Installed

          311-0459  1    PowerEdge 4200, 333MHz/512K
                         Second Processor,
                         Factory Install

          313-0155  1    12/24X SCSI CD ROM, for Dell
                         PowerEdge Servers,
                         1st CD Option, Factory Install

          320-0051  1    Dell 800F Series, 15", Model
                         No. 828FI with 13.8" Viewable
                         Image Size, Color Monitor

          340-0300  1    PowerEdge Expandable RAID
                         Controller (PERC), SCSI-3/UW,
                         16MB/ECC, Dual Channel,
                         Factory Install

          340-0316  1    RAID 5, All Same Size Drives,
                         Single Volume
                         Factory Install

          340-1288  1    9.1 GB LVD SCSI Hard Drive
                         For Dell PowerEdge 4200/6100
                         and SDS100,
                         Factory Install

          340-1288  1    9.1 GB LVD SCSI Hard Drive
                         for Dell PowerEdge 4200/6100
                         and SDS100,
                         Factory Install

          340-5891  1    1.44MB Floppy Drive,
                         Factory Installed

          365-1234  1    ReadyWare Factory Installation
                         Service

          430-0008  1    Intel EtherExpress PRO 100/B
                         PCI Ethernet Adapter,
                         Factory Install

          430-2185  1    Microsoft NTS 4.0 on CD,
                         10 Client Access Licenses,
                         OEM Packaging, US Version,
                         Factory Install

          900-2750  1    SelectCare, Next Business Day                     .00            .00
                         On-Site Service Contract,
                         Initial Year, Wang

          900-2752  1    SelectCare, Next Business Day                     .00            .00
                         On-Site Service Contract,
                         2 Year Extended, Wang


                    EQUIPMENT                                         MODEL          SERIAL         PURCHASE
SUPPLIER  QUANTITY  DESCRIPTION                                       NUMBER         NUMBER         PRICE
--------  --------  -----------                                       ------         ------         --------
          340-0464  1    12/192GB DDS-3 Autoloader,
                         Supports up to 8 Tapes
                         Internally, Factory Install

          340-0477  1    Seagate Bup Exec v7.0 for NT &
                         v7.5 for NetWare-Sngl Server
                         Edition, CD ROM, Eng/Fr/Ger/Sp
                         /Japanese, Non-Factory Install

          340-0478  1    Seagate Bup Exec v7.0 for NT &
                         v7.5 for NetWare-Auto Loader
                         Module, CD ROM, Eng/Fr/Ger/Sp/
                         Japanese, Non-Factory Install

          340-1288  1    9.1GB LVD SCSI Hard Drive
                         for Dell PowerEdge 4200/6100
                         and SDS100,
                         Factory Install

          340-1288  1    9.1GB LVD SCSI Hard Drive
                         for Dell PowerEdge 4200/6100
                         and SDS100,
                         Factory Install

          340-1288  1    9.1GB LVD SCSI Hard Drive
                         for Dell PowerEdge 4200/6100
                         and SDS100,
                         Factory Install

          340-1288  1    9.1GB LVD SCSI Hard Drive
                         for Dell PowerEdge 4200/6100
                         and SDS100,


                         This quote is subject to the terms of
                         the agreement signed by you and Dell, or absent such agreement, is subject to the applicable Dell standard terms of sale.

                                                              SUB TOTAL       16,466.04
                                                                    TAX        1,283.15
                                                    SHIPPING & HANDLING           90.00
                                                                  OTHER             .00
                                                                  TOTAL      $17,839.19
                                             Thank you for calling Dell


PARAGON VOICE SYSTEMS

12 001-061     Dialogic D/240SC-T1 Voice          3,950.00            47,400.00T
               Processing Board
   F&H         Freight & Handling                    50.00                50.00
               Sales Tax                              7.75%            3,673.50

                                                  TOTAL              $51,123.50


EQUIPMENT LOCATION:

Interactive Telesis, Inc.
535 Encinitas Blvd., Ste. 116
Encinitas, CA 92024

LESSEE ___ (Initial)

LESSOR ___ (Initial)